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                                                                    Exhibit 10.1

                    BOSTON SCIENTIFIC CORPORATION 401(k) PLAN

                                Second Amendment


      Pursuant to Section 10.1 of the Boston Scientific Corporation 401(k) Plan (the "Plan"), Boston Scientific Corporation hereby amends the Plan as follows, effective as of the dates set forth herein:

      1. Section 3.3 is hereby amended, effective September 11, 1998, by inserting a new paragraph (c) to the end thereof to read as follows:

                  "(c) In addition to the matching contribution described in paragraph (a) above, for each of the three applicable periods described below, the Participating Employers shall make a special matching contribution on behalf of Participants who were employed by Schneider (USA) Inc., Schneider/NAMIC or Corvita Corporation on September 10, 1998 (the "eligible Participants"). The special matching contribution shall be equal to (i) 50% of the Elective Contributions made on behalf of such eligible Participant with respect to each applicable period which do not exceed 2% of the eligible Participant's Compensation for such period, and (ii) 50% of the Elective Contributions which exceed 4% but do not exceed 6% of such eligible Participant's Compensation for such period. The special matching contributions shall, in general, be contributed by the Participating Employers on a bi-weekly basis, but in any event within the time prescribed by law, and shall be allocated to each eligible Participant's Matching Contribution Account. For purposes of this paragraph (c), the three "applicable periods" are (i) the period beginning September 11, 1998 and ending December 31, 1998,
            (ii) the Plan Year beginning January 1, 1999, and (iii) the period beginning January 1, 2000, and ending September 10, 2000."

      2. The Plan is hereby amended, effective January 1, 1998, by adding a new Section 3.7A immediately following Section 3.7, to read as follows:

            "3.7A OTHER EMPLOYER CONTRIBUTIONS.

                  (a) For the Plan Year beginning on January 1, 1998, the
            Participating Employers shall contribute to the Plan such other amounts as the Board of


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            Directors determines on behalf of certain eligible Participants as set forth on Schedule C. Such contributions shall be made in cash within the time prescribed by law and shall be allocated to the Other Employer Contribution Account of each eligible Participant as set forth on Schedule C.

                  (b) For each of the two Plan Years beginning January 1, 1999 and January 1, 2000, the Participating Employers shall contribute on behalf of each Participant who was employed by Schneider (USA) Inc., Schneider/NAMIC or Corvita Corporation on September 10, 1998 (an "eligible Participant"), 3% of such eligible Participant's Compensation, if any, for such Plan Year. Such contribution shall be made in cash within the time prescribed by law and shall be allocated to each eligible Participant's Other Employer Contribution Account."

      3. Section 4.3 is hereby amended, effective September 11, 1998, by inserting a new paragraph (c) to the end thereof to read as follows:

                  "(c) In connection with the acquisition of Schneider (USA)
            Inc., Schneider/NAMIC and Corvita Corporation, the Company established an investment fund to hold shares of Pfizer Inc. common stock transferred from the Pfizer Savings and Investment Plan. No contributions under this Plan may be invested in the Pfizer stock fund, and dividends and interest payable on the assets of the Pfizer stock fund allocated to the Accounts of a Participant will be invested according to such Participant's current investment election for contributions under the Plan. A Participant may direct that amounts held in the Pfizer stock fund on his or her behalf be transferred to one or more other investment funds made available by the Committee from time to time, and any amounts so transferred shall not be reallocated to the Pfizer stock fund."

      4.    The Plan is hereby amended, effective January 1, 1998, by replacing
Section 5.1 with the following:

                  "5.1. IMMEDIATE VESTING OF CERTAIN ACCOUNTS. A Participant
            shall at all times have a vested interest in 100% of the following accounts, as applicable: Elective Contribution Account, Employee Contribution Account, Other Employer Contribution Account, Matching Contribution Account, his or her Rollover Account, and other accounts that the Committee may establish, unless explicitly provided otherwise herein or by the Committee."


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      5.    Section 6.1 is hereby amended, effective January 1, 1998, by inserting the phrase "and Employee Contribution Account" after the phrase "his or her Elective Contribution Account" in paragraph (a) thereof.

      6. The Plan shall be amended, effective November 16, 1998, by adding new Sections 6.2A and 6.2B immediately following Section 6.2, to read as follows:

                  "6.2A WITHDRAWAL FROM ROLLOVER ACCOUNT. A Participant who is
            an Employee may make a withdrawal from his or her Rollover Account for any reason, upon such prior notice as the Committee may prescribe. Any such withdrawal shall be in the amount specified by the Participant, up to the value of the Rollover Account determined as of the Valuation Date next following the Committee's receipt of notice of the withdrawal. Payment to the Participant shall be made as soon as practicable after such Valuation Date.

                  6.2B WITHDRAWAL ON ACCOUNT OF DISABILITY. A Participant who is
            an Employee and who has a Disability, may make a withdrawal from his or her Accounts upon such prior notice as the Committee may prescribe. Any such withdrawal shall be in the amount specified by the Participant, up to the vested value of the Accounts determined as of the Valuation Date next following the Committee's receipt of notice of the withdrawal. Payment to the Participant shall be made as soon as practicable after such Valuation Date."

      7. Section 7.11 is hereby amended by replacing the text thereof with the following text, effective January 1, 1998:

                  "7.11 DESIGNATION OF ACCOUNTS. Loans shall be made from the
            Participant's Accounts in such order as may be designated by the Committee, and loan repayments shall be credited to such Accounts in the same order. Loan repayments shall be allocated among the investment options in accordance with the Participant's then-effective instructions regarding the investment of contributions made on his or her behalf."


      8. Section 8.1 is hereby amended by inserting the phrase "fixed installments or variable" after the phrase "monthly, quarterly, semi-annual or annual", effective November 16, 1998.


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      9.    Section 8.3 is hereby amended, effective November 16, 1998, by replacing the heading of paragraph (b) thereof with "VARIABLE INSTALLMENTS."

      10. Section 14.8 is hereby amended, effective January 1, 1998, by deleting paragraph (b) thereof, relettering paragraphs (c), (d), and (e), as paragraphs (b), (c), and (d), respectively, and replacing paragraph (a) with the following paragraph:

                  "(A) for purposes of determining the Code section 415 limits, the amount of any minimum contribution under the special top-heavy provisions, and determining the status of an individual as a "highly compensated employee" or a "key employee", the Participant's wages as defined in Code section 3401(a) for purposes of income tax withholding at the source, but (i) determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, and
            (ii) increased by any such amounts that would have been received by the individual from the Employer but for an election under Code section 125, 401(k), 402(h) or 403(b);"

      11. Section 14.14 is hereby amended by replacing the last sentence thereof with the following sentence, effective January 1, 1998:

            "In no event will an individual become an Eligible Employee while he or she is characterized or treated by an Affiliated Employer as a "leased employee" within the meaning of Code 414(n)."

      12. Schedule A is hereby amended to include the following Participating Employers, effective as of the dates as indicated below:

         Participating Employer                          State of Incorporation
         ----------------------                          ----------------------
         Target Therapeutics, Inc.(3)                           Delaware
         Schneider (USA) Inc.(4)                                Minnesota
         Schneider/NAMIC(4)                                     Delaware
         Corvita Corporation(4)                                 Florida

3  Effective as of January 1, 1998.
4  Effective as of September 11, 1998.
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      13.  Schedule B is hereby amended, effective January 1, 1998, by inserting a new paragraph (8) to read as follows:

      "8.  TARGET THERAPEUTICS, INC. 401(K) PLAN AND TRUST

            Effective as of the close of December 31, 1997, the Target Therapeutics, Inc. 401(k) Plan and Trust was merged into this Plan.

      Special Participation rules (Section 2.1(c)):                       No
                                                                        -------
      Special Rules re allocation of transferred accounts
      (Section 4.6(a)):                                                   No
                                                                        -------
      Special Vesting rules (Sections 5.6 and 14.41):                     No
                                                                        -------
      Special in-service withdrawal rules (Section 6.8(a)):               No
                                                                        -------
      QJSA rules applicable (Section 8.7):                                No
                                                                        -------
      Optional forms of payment to preserve
      (Sections 8.1 and 8.7):                                            None "
                                                                        -------

      14. Schedule B is hereby amended, effective November 30, 1998, by inserting a new paragraph (9) to read as follows:

      "9. PFIZER SAVINGS AND INVESTMENT PLAN

            Effective as of the close of November 30, 1998, the portion of the Pfizer Savings and Investment Plan and trust benefitting employees of Schneider (USA) Inc., Schneider/NAMIC and Corvita Corporation was merged into this Plan.


      Special Participation rules (Section 2.1(c)):                       Yes
                                                                        -------

            (i) Individuals who were employed by Schneider (USA) Inc., Schneider/NAMIC or Corvita Corporation on September 10, 1998 may participate in this Plan pursuant to Section 2.1(c) without regard to the age requirement of that Section.



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            (ii) Any Employee who was a participant in the Pfizer Savings and
            Investment Plan on September 10, 1998 shall become a Participant in this Plan as of September 11, 1998.

            (iii) Each other individual who becomes an Employee of Schneider
            (USA) Inc., Schneider/NAMIC or Corvita Corporation shall be subject to the general participation rules of Section 2.1.

      Special Rules re allocation of transferred accounts
      (Section 4.6(a)):                                                   Yes
                                                                        -------

            In order to administer special distribution options with respect to contributions attributable to the NAMIC USA Corporation Profit Sharing and Incentive Savings Plan, Pfizer matching contributions and Pfizer after-tax employee contributions (and earnings on all such contributions) such contributions (and related earnings) shall be transferred into separate accounts or subaccounts under this Plan.

      Special Vesting rules (Sections 5.6 and 14.41):                     No
                                                                        -------

      Special in-service withdrawal rules (Section 6.8(a)):               Yes
                                                                        -------

            The Pfizer matching contribution account, after-tax employee contribution account, and former NAMIC accounts (attributable to contributions other than elective contributions) can be withdrawn in-service at any time.

            Pfizer and NAMIC elective contribution accounts can be withdrawn on account of hardship or disability.

      QJSA rules applicable (Section 8.7):                                Yes
                                                                        -------

            (i) Former participants of the NAMIC USA Corporation Profit Sharing and Incentive Plan must obtain spousal consent for loans and hardship withdrawals from their Pfizer accounts.

            (ii) Accounts of Participants for whom NAMIC Accounts are maintained (i.e., former participants of the NAMIC USA Corporation Profit Sharing and Incentive Plan) are subject to the QJSA rules with respect to those accounts.

      Optional forms of payment to preserve
      (Sections 8.1 and 8.7):                                             Yes
                                                                        -------

            (i) Lump sum withdrawals or distributions from the Pfizer stock fund can be distributed in shares of Pfizer common stock (with cash in lieu of any fractional shares) at the Participant's election.



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            (ii) NAMIC Accounts, in addition to the benefit forms described under Section 8.1 and 8.7, can be distributed as follows:

                  * Immediate annuity for the life of the Participant, with a survivor annuity for the Participant's beneficiary which is 50% of the amount payable during the life of the Participant.

                  *     Immediate life annuity.

                  *     Other annuity options."

      15. The Plan is amended, effective January 1, 1998, to include a new Schedule C to read as follows:

                                  "SCHEDULE C

                            SPECIAL 1998 CONTRIBUTION

            Pursuant to Section 3.7A(a), during the 1998 Plan Year, the Participating Employers made a special contribution on behalf of certain Participants (as listed below) in the amounts as indicated:

            Participants Receiving                     Amount of Special
            Special 1998 Contribution                  1998 Contribution
            -------------------------                  -----------------

            Anderson           Connie                          $1,196.07
            Colon              Eleanor                           $702.99
            Davis              Andrew                          $3,621.51
            Khammanivong       Lounh                             $133.28
            Lynch              Elizabeth                         $955.41
            Montuori           John                               $59.59
            Munoz              Mauro                             $498.25
            Murley             Joyce                             $113.59
            Ouk                Dara                              $139.34
            Panescu            Dorin                             $210.66
            Reineck            Jean                               $17.25
            Shah               Krunal                            $287.47
            Vierra             Jean                            $1,277.98
            Zweirs             Douglas                         $3,323.15
            Schallehn          Marcia                            $494.02
            Lambert            Jose                              $974.21
            Miranda            Gilbert                         $1,817.55
            Vnuk               Theresa                           $216.67
            Bliss              Mark                            $1,123.34
            McCoy              Michael                           $936.33
            Bautista           Amalia                             $81.91


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            Bean Jr            James I                           $210.87
            Born               John                              $861.98
            Brennan            Eileen F.                         $181.17
            Duran              Julio                             $192.01
            Fissenden          Lawrence P                        $176.37
            Gomez              Boris                             $188.68
            Johnson            Jeffrey                           $624.93
            Laguerre           Anne G                            $117.76
            Lindberg           Berndt E                          $170.25
            Meintsma           Kathryn                           $305.60
            Mistry             Illa                              $284.25
            Murley             Rebecca                            $85.38
            Nguyen             Amy N                              $56.07
            Ooley              Adam C                             $90.99
            Rooney             Robert J.                          $63.53
            Sabic              Tereza                             $27.88
            Scouton            Patricia A                         $80.82
            Springer           James A                            $76.49
            Stewart            Jack D                            $323.88
            Sutherlin          Todd                              $487.28
            Swenson            Gregory                           $633.79
            Teoh               Clifford                          $647.08
            Tyburski           Karen                             $337.98
            Vanarsdale         Timothy L                          $48.98
            Williams           Denny L                           $112.18
            Winders            Patricia L                         $61.21
            Mack               Aggie                             $135.08
            Mendez             Rafael                            $446.86
            Brown              Roland                            $554.46
            Hanson             Ilene A                           $132.66
            Hass               Katherine A                       $123.31
            Panuganti          Vijayasri                         $166.80
            Pless              Nina M                             $58.07
            Nguon              Sokha                             $110.47
            Capece             Brian                             $349.39
            Hanley             Steven                            $584.17
            Duffy              James                             $763.93
            Bot                Marc                              $896.45
            Bergquist          Jonathan                          $386.20
            Croci              Steven                          $3,008.25
            Horkey             Natasha                           $105.39
            Martinez           Lisa                              $609.11
            Quinn              Patricia                          $326.29
            Vela               Juan                              $373.92
            Wathen             Peggy                               $9.83
            Watson             Gisela                             $28.49
            White              William                            $19.66

            Bennett            Michael                         $4,334.80
            Caneda             Jorge                             $561.89
            Cielinski          Carrie                            $285.85
            Duckett            Tammie                            $939.51
            Koprowski          Janet                           $2,590.23
            Leblanc            Ronald                          $1,521.94
            Robertson          Tammy                              $93.24
            Schmidt            Jennifer                          $202.93
            Singh              Sarwesh                           $440.24
            Smith              Johnnie                            $68.57
            Stephenson         Marie                              $65.00
            Takock             Aykham                            $227.72
            Talbot             Connie                            $471.05
            Tool               Sandra                            $840.78
            Wei                Kuo-Shiun                       $4,630.44
            Carrillo Jr.       Oscar                             $703.96
            Josef              Corazon                           $382.88
            Khao               Sarith                            $232.73
            Roberts            Barbara                         $1,278.94
            Vennes             Robert                          $2,278.61
            Zhong              Sheng-Ping                      $2,054.13
            Miller             Connie                          $1,531.31
            Miller             Paul                            $1,573.04
            Jertson            John                              $266.33
            Colonna            Douglas                           $310.94
            Markle             Charlotte                         $287.02
            Flores             Anita                             $130.32
            Oza                Paritosh                          $276.74"

      IN WITNESS WHEREOF, Boston Scientific Corporation has caused this amendment to be executed in its name and on its behalf as of the effective dates set forth above.

                                             BOSTON SCIENTIFIC CORPORATION

                                             By: /s/ Paul W. Sandman
                                                 -----------------------
                                                 Paul W. Sandman

                                             Title: Senior Vice President
                                                    and General Counsel